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                                                                    Exhibit 10.1

              FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING
                        CREDIT AND TERM LOAN AGREEMENT

     FIRST Amendment to amended and restated REVOLVING Credit AND TERM LOAN Agreement, dated as of March 16, 1999 (this "Amendment"), by and among SALESLINK.COM CORPORATION ("SalesLink"), INSOLUTIONS INCORPORATED ("InSolutions", and, collectively with SalesLink, the "Existing Borrowers" and each individually, an "Existing Borrower"), ON-DEMAND SOLUTIONS, INC., a Massachusetts corporation (the "New Borrower" and, collectively with the Existing Borrowers, the "Borrowers" and each individually, a "Borrower") PACIFIC DIRECT MARKETING CORP. (the "Subsidiary Guarantor"), BANKBOSTON, N.A. and the other lending institutions listed on Schedule 1 to the Credit Agreement
                                     -------- -
(collectively, the "Banks") and BANKBOSTON, N.A. as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 11, 1998 (as amended and in effect from time to time, the "Credit Agreement"), by and among the Existing Borrowers, the Subsidiary Guarantor, the Agent and the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the New Borrower wishes to become a party (and a joint and several Borrower) to the Credit Agreement and the Banks have agreed, subject to the terms and conditions set forth in the Credit Agreement and herein, to make Loans and otherwise extend credit to the New Borrower;

     WHEREAS, the Borrowers, the Banks and the Agent desire to amend certain provisions of the Credit Agreement as provided more fully herein below;

     NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     (S)1.  Amendment to Introductory Paragraph of the Credit Agreement.  The
            --------- -- ------------ --------- -- --- ------ ---------
introductory paragraph of the Credit Agreement is hereby amended by deleting such paragraph in its entirety and restating it as follows:

            This AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Agreement") is made as of June 11, 1998 by and among (a) SALESLINK.COM CORPORATION ("SalesLink"), a Delaware corporation having its principal place of business at 425 Medford Street, Charlestown, Massachusetts 02129, (b) INSOLUTIONS INCORPORATED ("InSolutions"), a Delaware corporation having its principal place
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                                      -2-


     of business at 2940 Kifer Road, Santa Clara, California 95051, (c) ON-DEMAND SOLUTIONS, INC. ("On-Demand", and collectively with SalesLink and Insolutions, the "Borrowers" and each individually, a "Borrower"), a Massachusetts corporation having its principal place of business at 30A Upton Drive, Wilmington, MA 01887, (d) PACIFIC DIRECT MARKING CORP. ("Pacific Direct"), a California corporation having its principal place of business at 8356 Thornton Avenue, Newark, California 94520, (e) BANKBOSTON, N.A. (formerly known as The First National Bank of Boston), a national banking association, and the other lending institutions listed on Schedule 1 hereto and (f) BANKBOSTON, N.A. as agent for itself and such other lending institutions.

     (S)2.  Amendment to Section 1.  Section 1 of the Credit Agreement is hereby
            --------- -- ---------
amended as follows:

     (a) the definition of "Combined Total Interest Expense" is hereby amended by deleting such definition in its entirety and restating it as follows:

            Combined Total Interest Expense:  For any period, the aggregate
            -------- ----- -------- -------
     amount of interest required to be paid or accrued by the Borrowers and their Subsidiaries during such period on all Indebtedness of the Borrowers and their Subsidiaries outstanding during all or any part of such period, other than the Subordinated Debt, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Capitalized Leases and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

     (b) the definition of "EBITDA" is hereby amended by deleting such definition in its entirety and restating it as follows:

          EBITDA:  With respect to any fiscal period, an amount equal to the
          ------
     sum of (a) Combined Net Income for such period, plus (b) to the extent
                                                     ----
     deducted in the calculation of such Person's Combined Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) other noncash charges, including, without limitation, in process
     ----
     research and development expenses or charges, made in calculating Combined Net Income for such period, plus (iii) restructuring charges taken by any
                                 ----
     Borrower in such period (1) for inventory writedown up to a maximum aggregate amount of not more than $3,100,000 and (2) relating to moving and relocation up to a maximum aggregate amount of not more than $2,100,000, plus (iv) tax expense for such period, plus (v) Combined Total Interest
     ----                                   ----
     Expense paid or accrued during such period, all as determined in accordance with GAAP.
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     (c)  the definition of "Loan Documents" is hereby amended by inserting immediately following the words "the Letters of Credit" a comma and the words "the Subordination Agreement".

     (d) the definition of "Security Agreements" is hereby amended by deleting such definition in its entirety and restating it as follows:

          Security Agreements:  Collectively, (a) the Amended and Restated
          -------------------
     Security Agreement, dated or to be dated on or prior to the Closing Date, among SalesLink, InSolutions and the Agent and in form and substance satisfactory to the Agent; (b) the Amended and Restated Security Agreement, dated or to be dated on or prior to the Closing Date, between Pacific Direct and the Agent, and in form and substance satisfactory to the Agent; and (c) the Security Agreement, dated or to be dated on or prior to March 16, 1999, between On-Demand and the Agent and in form and substance satisfactory to the Agent, and as each Security Agreement may be amended, restated, modified and/or supplemented from time to time.

     (e) the definition of "Total Funded Indebtedness" is hereby amended by deleting such definition in its entirety and restating it as follows:

          Total Funded Indebtedness: All Indebtedness of the Borrowers and their
          -------------------------
     Subsidiaries for borrowed money (other than the Subordinated Debt), purchase money Indebtedness and with respect to Capitalized Leases, determined on a consolidated basis in accordance with GAAP.

     (f) Section 1.1 of the Credit Agreement is further amended by inserting the following definition in the appropriate alphabetical order:

          Subordinated Debt.  Unsecured Indebtedness of SalesLink that is
          -----------------
     expressly subordinated and made junior to the payment and performance in full of the Obligations, and evidenced as such by the Subordination Agreement or by another written instrument containing subordination provisions in form and substance approved by the Agent in writing.

          Subordination Agreement.  The Subordination Agreement, dated as of
          -----------------------
     January 29, 1999, among the Agent, the Parent and SalesLink and in form and substance satisfactory to the Banks and the Agent.

     (S)3.  Amendment to Section 2 of the Credit Agreement.  Section 2.2(d) of
            ----------------------------------------------
the Credit Agreement is hereby amended by deleting the words "dated
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                                      -4-

as of the Closing Date" which appears in the first sentence of (S)2.2 and substituting in place thereof the words "dated as of March 16, 1999".

     (S)4.  Amendment to Section 3 of the Credit Agreement.  Section 3.2 of the
            ----------------------------------------------
Credit Agreement is hereby amended by deleting the words "dated the Closing Date" which appears in the first sentence of (S)3.2 and substituting in place thereof the words "dated as of March 16, 1999".

     (S)5.  Amendment to Section 9 of the Credit Agreement.  Section 9 of the
            ----------------------------------------------
Credit Agreement is hereby amended as follows:

     (a) Section 9.1(a)(v) of the Credit Agreement is hereby amended by deleting the words "within twenty (20) days after the end of each calendar month or at such earlier time as the Agent may reasonably request, a Borrowing Base Report" and substituting in place thereof the words "within thirty (30) days after the end of each calendar month or at such earlier time as the Agent may reasonably request, a Borrowing Base Report";

     (b) Section 9.1(a)(vi) of the Credit Agreement is hereby amended by deleting the words "within twenty (20) days after the end of each calendar month, an Accounts Receivable aging report" and substituting in place thereof the words "within thirty (30) days after the end of each calendar month, an Accounts Receivable aging report".

     (c) Section 9.2(a)(vi) of the Credit Agreement is hereby amended by deleting the text of (S)9.2(a)(vi) in its entirety and restating it as follows:
"the Subordinated Debt and Indebtedness not otherwise included above and listed on Schedule 9.2(a) hereto; and".

     (d)  Section 9.3(a) of the Credit Agreement is hereby amended by deleting
(S)9.3(a) in its entirety and restating it as follows:

          (a) make capital expenditures or incur Indebtedness in respect of capitalized leases which in the aggregate and on a combined basis exceed
     (i) $5,000,000 for the fiscal year ending July 31, 1999; and (ii) $6,000,000 in any fiscal year thereafter.

     (S)6.  Amendment to Section 10 of the Credit Agreement.  Section 10(f) of
            -----------------------------------------------
the Credit Agreement is hereby by deleting (S)10(f) in its entirety and restating it as follows:

     (f) the Borrowers or any of their Subsidiaries shall be in default (after any applicable period of grace or cure period) under any agreement or agreements evidencing Indebtedness owing to any Bank or any affiliates of any Bank, to the Seller, to any other Person in excess of $500,000 in the aggregate principal amount, or any Subordinated Debt, or shall fail to pay such Indebtedness when due, or within any applicable period of grace, or the holders of all or any part of the Subordinated Debt shall accelerate the
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     maturity of all or any part of the Subordinated Debt or the Subordinated
     Debt shall be (or shall be required at such time to be) prepaid, redeemed or repurchased in whole or in part, except if such prepayment, redemption or repurchase is made not in cash but solely in shares of the Borrower's capital stock pursuant to the express conversion provisions set forth in any document evidencing the Subordinated Debt, or the Borrowers or any of their Subsidiaries shall be or become required under the terms of any of the Subordinated Debt to prepay, redeem or repurchase (or shall be or become required thereunder to offer to prepay, redeem or repurchase), except if such prepayment, redemption or repurchase is made not in cash but solely in shares of the Borrower's capital stock pursuant to the express conversion provisions set forth in any document evidencing the Subordinated Debt, all or any part of the Subordinated Debt;

     (S)7.  Conditions to Effectiveness.  This Amendment shall not become
            ---------- -- -------------
effective until the Agent shall have received the following:

     (a) a counterpart of this Amendment executed by the Borrowers, the Subsidiary Guarantor, the Agent and the Banks;

     (b) duly executed and delivered replacement Revolving Credit Notes and Term Notes for each of the Banks;

     (c) duly executed and delivered Security Agreement and all UCC-1 financing statements and similar documents necessary to perfect the Agent's security interest in all assets of the New Borrower, all to be in form and substance satisfactory to the Agent;

     (d) evidence satisfactory to the Agent and the Banks that all corporate action necessary for the valid execution, delivery and performance by the Borrowers of the Credit Agreement as amended by this Amendment and the other Loan Documents to which it is or is to become a party have been duly and effectively taken;

     (e) a certification from a duly authorized officer of each Existing Borrower to the effect that each of its charter or other incorporation documents and its bylaws delivered to the Agent and the Banks in connection with the entry into the Credit Agreement are true and correct copies of such documents as in effect on the effective date hereof and, with respect to the New Borrower, its charter or other incorporation documents certified to be true and complete as of the date of certification by the Secretary of State or other appropriate governmental official of the New Borrower's jurisdiction of organization, which date of certification shall be no more than ten (10) days before the effective date hereof and its bylaws as in effect on such date, certified by a duly authorized officer of the New Borrower to be true and complete on the effective date hereof;
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     (f)  an incumbency certificate from each Borrower, dated the effective date hereof, signed by a duly authorized officer of such Borrower and giving the name and bearing the specimen signature of each individual who shall be authorized to
(i) sign, in the name and on behalf of the such Borrower, this Amendment and each of the Loan Documents to which it is or is to become a party, (ii) make
Loan Requests and submit Letter of Credit Applications and (iii) give notices and to take other action on its behalf under the Loan Documents;

     (g) Each of the Banks shall have received from Palmer and Dodge LLP, counsel to the Borrowers, a favorable legal opinion addressed to the Agent and the Banks dated as of the effective date hereof, in form and substance satisfactory to the Agent; and

     (h) payment in cash of an amendment fee in the aggregate amount of $30,000, which amendment fee shall be for the pro rata accounts of the Banks.

     (S)8.  Ratification and Joinder by New Borrower.  The Borrowers, the Banks
            ----------------------------------------
and the Agent agree that, from and after the date on which all of the conditions precedent set forth in (S)7 hereof shall have been satisfied, (a) the New Borrower shall be a party to the Credit Agreement with all of the rights and joint and several obligations of a Borrower thereunder, including without limitation, the right to borrow Loans and to request Letters of Credit, subject to the terms and conditions of the Credit Agreement; (b) the New Borrower agrees to be bound by all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents as though the New Borrower had been an original party thereto and agrees to perform all of the obligations of a Borrower under, and to be bound in all respects by the terms of, the Credit Agreement applicable to a Borrower party thereto, including without limitation the absolute and unconditional joint and several liability for, and promise to pay and perform all of the Obligations owing from time to time to the Banks and the Agent as provided in the Loan Documents; and (c) the New Borrower hereby acknowledges and agrees that the representations and warranties set forth in
(S)7(a)-(c), (S)7(f)-(i) and (S)7(k)-(n) of the Credit Agreement are true and correct in all material respects as to the undersigned as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date.

     (S)9.  Representations and Warranties.  Each of the Borrowers and the
            --------------- --- ----------
Subsidiary Guarantor hereby represents and warrants to the Agent and the Banks as follows:

          (a) Representation and Warranties in the Credit Agreement.  The
              ------------------------------------------------------
     representations and warranties of each of the Borrowers and the Subsidiary Guarantor contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions or events contemplated
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                                      -7-

     by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse to the Borrowers or the Subsidiary Guarantor, or to the extent that such representations and warranties relate expressly to an earlier date or were otherwise disclosed in writing to the Banks on or prior to the date hereof.

          (b) Ratification, Etc.  Except as expressly amended hereby, the Credit
              ------------  ----
     Agreement, the Security Documents and all other documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement, shall together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

          (c) Authority, Etc.  The execution and delivery by each of the
              --------------
     Borrowers and the Subsidiary Guarantor of this Amendment and the performance by each of the Borrowers and the Subsidiary Guarantor of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of the Borrowers and the Subsidiary Guarantor and have been duly authorized by all necessary corporate action on the part of the Borrowers and the Subsidiary Guarantor.

          (d) Enforceability of Obligations.  This Amendment and the Credit
              -------------- -- -----------
     Agreement as amended hereby constitute the legal, valid and binding obligations of the Borrowers and the Subsidiary Guarantor enforceable against the Borrowers and the Subsidiary Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          (e) No Default.  No Default or Event of Default has occurred and is
              -- -------
     continuing, and no Default or Event of Default will exist after execution and delivery of this Amendment.

     (S)10.  No Other Amendments or Waivers.  Except as expressly provided in
             -- ----- ---------- -- -------
this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

     (S)11.  Execution in Counterparts.  This Amendment may be executed in any
             --------- -- ------------
number of counterparts, each of which shall be deemed an original, but which together shall constitute one instrument.
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                                      -8-


     (S)12.  Expenses.  Pursuant to (S)14 of the Credit Agreement, all costs and
             --------
expenses incurred or sustained by the Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrowers whether or not the transactions contemplated by this Amendment are consummated.


     (S)13.   Miscellaneous. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT
              -------------
UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
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                                      -9-

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                              SALESLINK.COM CORPORATION



                              By:
                                 ----------------------------------
                              Title:


                              INSOLUTIONS INCORPORATED



                              By:
                                 ----------------------------------
                              Title:


                              ON-DEMAND SOLUTIONS, INC.



                              By:
                                 ----------------------------------
                              Title:


                              PACIFIC DIRECT MARKETING CORP.



                              By:
                                 ----------------------------------
                              Title:

                              BANKBOSTON, N.A., Individually
                                 and Agent



                              By:
                                 ----------------------------------
                              Title:



                              IMPERIAL BANK
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                                      -10-

                              By:
                                 ----------------------------------
                                 Title:

                            RATIFICATION OF GUARANTY

     The undersigned guarantor hereby acknowledges and consents to the foregoing First Amendment as of March 16, 1999, and agrees that the Guaranty dated as of October 30, 1999 from CMGI, Inc. in favor of the Agent and each of the Banks remains in full force and effect, and the undersigned confirms and ratifies all of its obligations thereunder.


                                       CMGI, INC.



                                       By:
                                          ----------------------------------
                                       Title: